UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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HEARTLAND EXPRESS, INC.
(Name of Registrant as Specified in its Charter)

N/A
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HEARTLAND EXPRESS, INC.
901 North Kansas Avenue
North Liberty, Iowa 52317

NOTICE AND PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 10, 2012

Dear Fellow Stockholders:

The 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Heartland Express, Inc., a Nevada corporation (the “Company”), will be held at The Holiday Inn & Conference Center, 1220 First Avenue, Coralville, Iowa, 52241, at 8:00 a.m. local time, on Thursday, May 10, 2012, for the following purposes:

1.	To consider and act upon a proposal to elect six (6) directors of the Company;
2.	Ratify the appointment of KPMG LLP as Heartland Express, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2012.
3.	To consider and act upon such other matters as may properly come before the Annual Meeting and any adjournment thereof.

The foregoing matters are more fully described in the accompanying Proxy Statement.

The Board of Directors has fixed the close of business on March 14, 2012, as the record date for the determination of stockholders entitled to receive notice of, to attend, and to vote at the Annual Meeting or any adjournment thereof. Shares of common stock may be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy. YOUR VOTE IS IMPORTANT. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO PROMPTLY DATE, SIGN, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. You may also vote on the Internet by completing the electronic voting instruction form found at www.proxyvote.com or by telephone using a touch-tone telephone and calling 1-800-690-6903. Returning your proxy now will not interfere with your right to attend the Annual Meeting or to vote your shares personally at the Annual Meeting, if you wish to do so. The prompt return of your proxy may save the Company additional expenses of solicitation.

To obtain directions to the Annual Meeting, please call Thomas E. Hill at (319) 626-3600.

By Order of the Board of Directors,
/s/ Michael J. Gerdin
Michael J. Gerdin
Chairman of the Board
North Liberty, Iowa 52317
March 23, 2012

HEARTLAND EXPRESS, INC.
901 North Kansas Avenue
North Liberty, Iowa 52317

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 10, 2012

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies from the stockholders of Heartland Express, Inc., a Nevada corporation ("Heartland Express," the "Company," "we," or "us"), to be voted at the 2012 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at The Holiday Inn Conference Center, 1220 First Avenue, Coralville, Iowa 52241, on Thursday, May 10, 2012, at 8:00 a.m. local time, and any adjournment thereof. THE ENCLOSED PROXY IS SOLICITED BY OUR BOARD OF DIRECTORS. All costs of the solicitation will be borne by the Company. The approximate date of mailing this Proxy Statement and the enclosed form of proxy is March 23, 2012.
This year, we are using the Securities and Exchange Commission’s Notice and Access model (“Notice and Access”) that allows us to deliver proxy materials via the Internet. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. A notice of Internet Availability of Proxy Materials (the "Internet Notice") was first mailed on or about March 23, 2012, to stockholders of record at the close of business on March 14, 2012 (the "Record Date"). The Internet Notice will instruct you as to how you may access and review the proxy materials. The Proxy Statement, the proxy card, and our annual report for the year ended December 31, 2011 (“Annual Report”) are first being made available to shareholders on or about March 23, 2012.
How to Read this Proxy Statement
This Proxy Statement contains the proposals to be considered by stockholders at the Annual Meeting, as well as important information concerning, among other things: our management and our Board of Directors; executive compensation; transactions between us and our officers, directors, and affiliates; the stock ownership of management and other large stockholders; the services provided to us by and fees of our independent registered public accounting firm; and instructions for stockholders who want to make proposals at the 2013 Annual Meeting of Stockholders. Each stockholder should read this information before completing and returning the enclosed proxy card.

PROXY STATEMENT
Why am I receiving this proxy statement?
The Company's Board of Directors (the “Board”) has made available to you the Notice of Annual Meeting, this Proxy Statement, our Annual Report, proxy card, and voter instruction card (collectively, “Proxy Solicitation Materials”) either on the Internet or by mail in connection with the Heartland Express, Inc. 2012 Annual Meeting of Stockholders. You are receiving this Proxy Statement because you owned shares of Heartland Express common stock at the close of business on March 14, 2012, and that entitles you to vote at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the Annual Meeting. This Proxy Statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision.
What is Notice & Access and why did Heartland Express elect to use it?
We make the Proxy Solicitation Materials available to stockholders electronically via the Internet under the Notice and Access regulations of the Securities and Exchange Commission (the “SEC”).
Most of our stockholders have received a Notice of Electronic Availability (“Notice”) in lieu of receiving a full set of Proxy Solicitation Materials in the mail. This Notice includes information on how to access and review the Proxy Solicitation Materials, and how to vote, via the Internet. We believe this method of delivery will decrease costs, expedite distribution of Proxy Solicitation Materials to you, and reduce our environmental impact.
Stockholders who received a Notice but would like to receive a printed copy of the Proxy Solicitation Materials in the mail should follow the instructions in the Notice for requesting such materials.

What will I be voting on?

•	Election of directors

•	Ratification of the independent registered public accounting firm for 2012
How do I vote?
You can vote either in person at the Annual Meeting or by proxy without attending the meeting. We urge you to vote by proxy even if you plan to attend the Annual Meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you attend the meeting in person, you may vote at the meeting and your proxy will not be counted.
To vote your shares, follow the instructions in the Notice, voting instruction form, or the enclosed proxy card. Telephone and Internet voting is available to all registered and most beneficial holders.
Stockholders voting by proxy may use one of the following three options:

•	fill out the enclosed voter instruction form or proxy card, sign it, and mail it in the enclosed postage-paid envelope;

•	vote by Internet (if available, instructions are on the voter instruction form, proxy card, or Notice); or

•	vote by telephone (if available, instructions are on the voter instruction form, proxy card, or Notice).
If you hold your shares in “street name,” please refer to the information forwarded by your bank, broker, or other holder of record to see the options available to you.
The telephone and Internet voting facilities for stockholders will close at 11:59 p.m. Eastern Standard Time on May 9, 2012. If you vote over the Internet, you may incur costs, such as telephone and Internet access charges, for which you will be responsible. The telephone and Internet voting procedures are designed to authenticate stockholders and to allow you to confirm that your instructions have been properly recorded.
Can I change my proxy vote?
Yes. At any time before your shares are voted by proxy, you may change your vote by:

•	revoking it by written notice to Thomas E. Hill, our Secretary, at the address on the cover of this Proxy Statement;

•	delivering a later-dated proxy (including a telephone or Internet vote); or

•	voting in person at the meeting.
If you hold your shares in “street name,” please refer to the information forwarded by your bank, broker, or other holder of record for procedures on revoking or changing your proxy.
How many votes do I have?
You will have one vote for each share of Heartland Express common stock that you owned at the close of business on March 14, 2012.
How many shares are entitled to vote?
There are 86,474,350 shares of Heartland Express common stock outstanding and 351,000 shares granted under the Heartland Express, Inc. 2011 Restricted Stock Award Plan as of the Record Date that are entitled to vote at the meeting. Each share is entitled to one vote. The Company has no other class of stock outstanding. There is no cumulative voting.
How many votes must be present to hold the meeting?
In order to transact business at the Annual Meeting, a quorum must be present. A quorum is present if forty percent (40%) of the issued and outstanding shares of Common Stock as of the Record Date are represented at the Annual Meeting in person or by proxy. Shares that are entitled to vote but that are not voted at the direction of the holder (called "abstentions") and shares that are not voted by a broker or other record holder due to the absence of instructions from the beneficial owner (called "broker non-votes") will be counted for the purpose of determining whether a quorum is present.
How many votes are needed for the proposals to pass and how are votes tabulated?
The election of directors (Proposal 1) requires a plurality of the votes cast. The ratification of our independent registered public accounting firm for 2012 (Proposal 2) will require the affirmative vote of a majority of the votes cast at the meeting. For purposes of determining the number of votes cast with respect to a particular matter, only those cast “For” or “Against” are included. If no direction is specified by the Stockholder, the proxy will be voted “For” proposals specified in this Proxy Statement, and at the discretion of the proxy holders, upon such other matters as may properly come before the meeting or any adjournment thereof. Proxies marked “Abstain” and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.
A vote to “abstain” on the election of directors will have no effect on the outcome. A vote to “abstain” on the other proposal will also have no effect on the outcome.
If you vote “abstain,” your shares will be counted as present for purposes of determining whether enough votes are present to hold the Annual Meeting.
Votes cast at the Annual Meeting will be tabulated by the Inspector of Elections and the results of all items voted upon will be announced at the Annual Meeting.
What if I don't return my proxy card and don't attend the Annual Meeting?
If you are a holder of record (that is, your shares are registered in your own name with our transfer agent) and you do not vote your shares, your shares will not be voted.
If you hold your shares in “street name,” and you do not give your bank, broker, or other holder of record specific voting instructions for your shares, your record holder can vote your shares on the ratification of the independent registered public accounting firm. However, your record holder cannot vote your shares without your specific instructions on the election of directors.
For the aforementioned proposals on which a broker cannot vote without your instruction, if you do not provide voting instructions to your broker, the votes will be considered “broker non-votes” and will not be counted in determining the outcome of the vote. “Broker non-votes” will be counted as present for purposes of determining whether enough votes are present to hold the Annual Meeting.
What happens if a nominee for director declines or is unable to accept election?
If you vote by proxy, and if unforeseen circumstances make it necessary for the Board to substitute another person for a nominee, we will vote your shares for that other person.

ANNUAL REPORT
Will I receive a copy of Heartland Express's Annual Report?
The information included in this Proxy Statement should be reviewed in conjunction with the Consolidated Financial Statements, Notes to Consolidated Financial Statements, Reports of our Independent Registered Public Accounting Firm, and other information included in our 2011 Annual Report to Stockholders that was made available on or about March 23, 2012, together with this Notice of Annual Meeting and Proxy Statement, to all shareholders of record as of the Record Date. A copy of our Annual Report is available free of charge on the "Investors" section of our corporate website at http://www.heartlandexpress.com. The information on our website (www.heartlandexpress.com) and Annual Report are not, and shall not be deemed to be, a part of this Proxy Statement nor, by reference or otherwise, incorporated into any other filings we make with the SEC.

Copies of the Company's 2011 Annual Report on Form 10-K to the SEC, including financial statements and financial statement schedule, are available through the Company's internet website, www.heartlandexpress.com, in the “Investors” section or through the SEC's website at www.sec.gov. This information may also be obtained without charge from the Company. Such report is not incorporated in this Proxy Statement and is not to be considered a part of the proxy solicitation material.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, the Stockholders will elect six (6) directors to serve as the Board of Directors until the 2013 Annual Meeting of Stockholders or until their successors are duly elected and qualified. The Company currently has six directors: Michael J. Gerdin, Richard O. Jacobson, Dr. Benjamin J. Allen, Lawrence D. Crouse, James G. Pratt and Dr. Tahira K. Hira. In the absence of contrary instructions, each proxy will be voted for the election of each of the existing directors.

Information Concerning Directors and Executive Officers

Information concerning the names, ages, positions with the Company, tenure as a director, and business experience of the Company's current directors and other executive officers is set forth below. All references to experience with the Company include positions with the Company's operating subsidiaries. The Board of Directors elects all executive officers annually.

			DIRECTOR SINCE
NAME	AGE	POSITION
Michael J. Gerdin	42	Chairman of the Board, Chief Executive Officer, President and Director	1996
Richard O. Jacobson	75	Director	1994
Dr. Benjamin J. Allen	65	Director	1995
Lawrence D. Crouse	71	Director	1999
James G. Pratt	63	Director	2006
Dr. Tahira K. Hira	68	Director	2011
John P. Cosaert	64	Executive Vice President of Finance and Treasurer	N/A
Richard L. Meehan	66	Executive Vice President of Marketing and Operations	N/A
Thomas E. Hill	58	Vice President, Controller, and Secretary	N/A
Dennis J. Wilkinson	63	Vice President of Operations	N/A

Michael J. Gerdin has served as Chief Executive Officer, Chairman of the Board, and President of the Company since September 2011, President since May of 2006, and as a director since 1996. Mr. Michael Gerdin served as the Company's Vice President of Regional Operations from January 2001 until May 2006. In addition he previously served as President of A & M Express, Inc., a wholly-owned subsidiary of the Company, from September 1998 through December 2000. From July 1997 to September 1998, Mr. Michael Gerdin coordinated the operations departments of Heartland Express and A & M Express. From 1983 until July 1997, Mr. Michael Gerdin held a variety of positions within the Company, including positions in the operations, sales, safety, maintenance and driver recruiting departments. The selection of Mr. Michael Gerdin was based upon, among other things, his many years of industry experience and expertise and demonstrated exemplary leadership in all roles in which he has served as an employee and director of the Company. Michael J. Gerdin is the son of the late Russell A. Gerdin the founder and prior Chief Executive Officer and Chairman of the Board of the Company.

Richard O. Jacobson has served as a director since 1994 and is Chairman of the Nominating Committee and a member of the Audit and Compensation Committees. Mr. Jacobson served as Chairman from October 1998 to June 2007, and served as President and Chief Executive Officer from 1968 to October 1998, of Jacobson Warehouse Company, Inc. and Jacobson Transportation Company, Inc., in Des Moines, Iowa. Mr. Jacobson previously served as a director for Atrion Corporation and FelCor Lodging Trust, Inc. He has gained a strong knowledge of the trucking industry through his experience as Chairman of the Board of Jacobson Transportation Company and from serving as a director of the Company for the past 17 years. The Board has concluded that Mr. Jacobson is qualified and should serve as a director based on his broad array of successful business experience, specifically within the transportation industry, and demonstrated dedicated leadership.

Dr. Benjamin J. Allen has served as a director since 1995 and is Chairman of the Compensation Committee and a member of the Audit and Nominating Committees. Dr. Allen is currently the President of the University of Northern Iowa, a position he assumed in June of 2006. Dr. Allen was the Vice President for Academic Affairs and Provost at Iowa State University in Ames, Iowa from 2002 through May 2006. He also served as a Distinguished Professor in Business at Iowa State University, a position to which he was originally appointed in 1988. In addition, Dr. Allen served as Dean of the College of Business at Iowa State University from 1994 to 2001 and as the Interim Vice President for External Affairs of Iowa State University in 2001 and 2002. Dr. Allen was a Brookings Economics Fellow in the Office of Transportation Regulatory Policy of the United States Department of

Transportation from 1976 to 1977. Dr. Allen served as Chair of the Committee for the Study of Freight Capacity for the Next Century for the National Academy of Sciences in 2001 and 2002. Dr. Allen's qualifications to serve on the Board include his extensive knowledge of the transportation industry through his experiences as a Brookings Economics Fellow and work with the Committee for the Study of Freight Capacity for the Next Century. In addition, he has gained a thorough understanding of the Company as a director for the past 16 years. His experiences in leadership roles at two of Iowa's major universities are highly valuable in the performance of his duties on board committees.

Lawrence D. Crouse has served as a director from 1986 to 1991 and from 1999 to present. Mr. Crouse is a member of the Audit, Compensation, and Nominating Committees. He served as the Chairman of the Audit Committee until August 2006. Mr. Crouse is a business consultant and the President of Oak Creek Ranch, LLC, a real estate holding company with operations in several states. Mr. Crouse served as Chairman and CEO of Crouse Cartage Company, a regional, less-than-truckload carrier based in Carroll, Iowa, from 1987 to December 1996 and as its Vice Chairman from January 1997 to May 1998. Crouse Cartage was a subsidiary of Transfinancial Holdings, Inc., a publicly traded company. Mr. Crouse served as Vice President and a director of Transfinancial Holdings, Inc. from 1991 until May 1998. He is the voting trustee of shares held by Gerdin Family Investments, a Gerdin family owned partnership, trustee of three trusts for the benefit of children of Ann Gerdin and the late Russell Gerdin, and co-trustee of ten trusts for the benefit of the Gerdins' grandchildren. The selection of Mr. Crouse was based upon his over 40 years of experience in the trucking industry in leadership roles as an owner, executive officer, and director. In addition, he has made significant contributions through his strong knowledge and substantial experience in financial matters. Mr. Crouse has served on the Company's board for 17 years including a term as the Chair of the Audit Committee, and has demonstrated a commitment to good corporate governance.

James G. Pratt has served as a director since June 2006 and is Chairman of the Audit Committee and is a member of the Compensation and Nominating Committees. Mr. Pratt is a Senior Vice President and Chief Financial Officer of Hills Bank and Trust Company in Hills, Iowa, positions he has held since 1986. In addition, he has served as the Treasurer of Hills Bancorporation, an SEC reporting one-bank holding company with over $2 billion in assets, since 1983 and Secretary of Hills Bancorporation since 2004. Mr. Pratt is an inactive holder of the certified public accountant certification. Before joining Hills Bank and Trust Company in 1982 he was employed by Ernst & Ernst, now Ernst & Young, and McGladrey & Pullen, now RSM McGladrey. Mr. Pratt brings to our Board extensive knowledge of finance, as well as significant experience in the oversight of the operations of a successful and disciplined banking enterprise. He makes a highly valuable contribution to the oversight of risk management and financial matters. Mr. Pratt has made significant contributions to the Audit Committee in his leadership role as its Chair.

Dr. Tahira K. Hira has served as a director since her election to the Board of Directors in October 2011 and is a member of the Audit, Compensation, and Nominating Committees. Dr. Hira is currently Executive Assistant to the President at Iowa State University and a Professor of Personal Finance and Consumer Economics. Dr. Hira is internationally known as a leader in the field of Personal Finance and Consumer Economics. Dr. Hira has served as the Associate Vice Provost for ISU Extension and has taught and conducted research in family financial management, investing, consumer credit, gambling and consumer bankruptcy in the United States and abroad. Dr. Hira received B.A. and M.A. degrees in Economics from Punjab University, Pakistan, and an M.S. in Agricultural Economics in 1973, and a Ph.D. in 1976 in Family and Consumer Economics from the University of Missouri-Columbia. Dr. Hira has been employed by Iowa State University since 1980. Dr. Hira's qualifications to serve on our Board include her extensive professional experience in the fields of financial literacy, consumer bankruptcy, investment behavior, and financial planning. In addition, Dr. Hira has served on numerous national committees and boards in her field of personal finance and consumer economics including membership to President George W. Bush's Advisory Council on Financial Literacy, and chair of NYSE's Advisory Committee on Financial Literacy.

John P. Cosaert has served as the Company's Executive Vice President of Finance since April 1996. From 1986 to April 1996 he served as Vice President of Finance and Treasurer of the Company.

Richard L. Meehan has served as the Company's Executive Vice President of Marketing and Operations since April 1996. From 1986 to April 1996 he served as Vice President of Marketing of the Company.

Thomas E. Hill has served as the Company's Vice President and Controller since April 1996 and as the Company's Secretary since May 2006. Mr. Hill has served in the Company's accounting department since June 1983.

Dennis J. Wilkinson has served as the Company's Vice President of Operations since April 1990. Prior to joining the Company in 1990, Mr. Wilkinson had 23 years of experience with multiple companies in the transportation industry.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE NOMINEES FOR DIRECTOR PRESENTED IN PROPOSAL 1.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

Meetings and Director Compensation

The Board of Directors of the Company meets on a regularly scheduled basis. The Board of Directors held a total of four meetings during the last fiscal year, all of which were regularly scheduled meetings. Each of the directors attended 75% or more of the meetings of the Board of Directors and the meetings held by all of the committees of the Board with the exception of the late Mr. Russell Gerdin. Mr. Russell Gerdin did not attend Board of Director meetings while he was on a leave of absence for health reasons during 2011. The Company has no formal policy regarding attendance by its directors at annual stockholders meetings. All directors, at the time of the meetings, have historically attended those meetings, and all directors with the exception of Mr. Russell Gerdin were present at the 2011 annual meeting of stockholders.

Independent Directors

Of the six members currently serving on the Board of Directors, the Board has determined that Lawrence D. Crouse, Richard O. Jacobson, Dr. Benjamin J. Allen, James G. Pratt, and Dr. Tahira K. Hira are "independent directors" as defined in the applicable NASDAQ Stock Market ("NASDAQ") listing standards and also meet the additional independence standards and other requirements for audit committee membership set forth by NASDAQ and SEC rules. The independent directors met twice in executive sessions during 2011.

Board Leadership Structure

Mr. Michael Gerdin serves as the Company’s Chief Executive Officer and Chairman of the Board. Mr. Gerdin fulfilled the duties of Chief Executive Officer and Chairman of the Board for the majority of 2011 while the former Chief Executive Officer and Chairman of the Board, Mr. Russell Gerdin was on a medical leave of absence. Mr. Russell Gerdin retired from the Company in September 2011 and Mr. Michael Gerdin was appointed to Chief Executive Officer and Chairman in September 2011. Prior to becoming the Company's Chief Executive Officer and Chairman of the Board in September 2011, Mr. Michael Gerdin was the Company's President a position he has held since May 2006 and director since 1996. Mr. Michael Gerdin is the direct link between senior management and the Board and provides critical insight and perception to the Board, as well as feedback to senior management, based on his substantial experience in the industry. Mr. Michael Gerdin is involved in the day-to-day operations of the Company and has provided consistent leadership of the Company’s key strategic objectives in his past and current positions. Historically, the Board has believed that given the size of the Company, the combination of the Chief Executive Officer and Chairman of the Board positions was the most appropriate and suitable structure for proper and efficient Board functioning and communication. Given Mr. Michael Gerdin's history with the Company, involvement with the Board, industry knowledge, and involvement with the day-to-day operations, the Board continues to believe the current combination of roles described above continues to be the most suitable and most efficient structure for the Company.

The Board has not formally appointed a lead independent director to reside over meetings of the Board. As the independent directors meet, a director is appointed to preside over those meetings at the time of the respective meeting.

Risk Oversight

Our Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk management is not only understanding the risks the Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the full Board of Directors in setting the Company’s business strategy is a key part of its assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for the Company. While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and receives an annual risk assessment report from the Company’s independent registered public accounting firm. The Board of Directors is focused on the Company's corporate governance practices and values independent board oversight as an essential component of strong corporate performance to enhance shareholder value. All of the members of the Board's Audit, Compensation, and Nominating Committees are independent. The Company recognizes that different board leadership structures may be appropriate for companies in different situations. The Company will continue to re-examine our corporate governance policies and leadership structures on an ongoing basis to ensure that they continue to meet the Company's needs.

The Company has determined that it is not reasonably likely that its compensation policies for all employees would have a material adverse effect on the Company.

Committees of the Board and Other Corporate Governance Matters

The Board of Directors has a standing Audit Committee, Compensation Committee, and Nominating Committee. All three committees are composed of independent directors.

Audit Committee. The Audit Committee presently consists of James G. Pratt (Chairman), Lawrence D. Crouse, Dr. Benjamin J. Allen, Richard O. Jacobson, and Dr. Tahira K. Hira, all of which satisfy the independence and audit committee membership criteria of the NASDAQ. The Board has determined that James G. Pratt qualifies as an “audit committee financial expert,” as defined by the SEC and NASDAQ rules. The Audit Committee's primary duties include maintaining communication between the Board of Directors, the Company's independent registered public accounting firm and the Company's executive officers and accounting personnel with respect to the Company's financial affairs in general, including financial statements and audits, the adequacy and effectiveness of the internal accounting controls and systems and the retention and termination of the independent registered public accounting firm. The Audit Committee also reviews quarterly financial and operating results of the Company, through meetings and conference calls, with the Company's management, independent registered public accounting firm, and, when appropriate, the securities counsel for the Company. The Board has adopted a charter for the Audit Committee, which sets forth the purpose and responsibilities of the Audit Committee in greater detail. A copy of the charter is available on the Company's website at www.heartlandexpress.com. The Audit Committee met six times during fiscal year 2011.

Compensation Committee. The Compensation Committee presently consists of independent directors Dr. Benjamin J. Allen (Chairman), Richard O. Jacobson, James G. Pratt, Lawrence D. Crouse, and Dr. Tahira K. Hira. The primary responsibilities of the Compensation Committee are to review the compensation policies of the Company and to periodically make salary recommendations to the Board of Directors for all elected officers. The Board has adopted a charter for the Compensation Committee, which sets forth the purpose and responsibilities of the Compensation Committee in greater detail. A copy of the charter is available on the Company's website at www.heartlandexpress.com. The Compensation Committee met two times during fiscal year 2011. A description of the functions of the Compensation Committee is included in “Compensation Discussion and Analysis - Overview”.

Nominating Committee. The Nominating Committee presently consists of independent directors Richard O. Jacobson (Chairman), Lawrence D. Crouse, James G. Pratt, Dr. Benjamin J. Allen, and Dr. Tahira K. Hira. The Nominating Committee met two times during fiscal year 2011. The primary responsibilities of the Nominating Committee are to identify and recommend to the Board for nomination individuals qualified to serve as directors. The Nominating Committee will consider recommendations from many sources, including stockholders, regarding possible director candidates. Guidelines regarding the qualifications of candidates for directors, including stockholder proposed candidates, insofar as they apply to non-employees, generally favor individuals who have managed relatively large, complex business, educational, or other organizations or who, in a professional or business capacity, are accustomed to dealing with complex business or financial problems. In addition to these guidelines, the Committee will also evaluate whether the candidate's skills are complementary to the existing Board members' skills, and the Board's needs for operational, management, financial, and other expertise. With regard to specific qualities and skills, the Nominating Committee believes it is necessary that: (i) at least a majority of the members of the Board of Directors qualify as independent under NASDAQ Rules; (ii) at least three members of the Board of Directors satisfy the additional independence and other requirements for audit committee membership; and (iii) at least one member of the Board of Directors eligible to serve on the Audit Committee has sufficient knowledge, experience, and training concerning accounting and financial matters so as to qualify as an “audit committee financial expert” within the meaning of applicable SEC and NASDAQ rules.

The Board has adopted a charter for the Nominating Committee, which sets forth the purpose and responsibilities of the Nominating Committee in greater detail. A copy of the charter is available on the Company's website at www.heartlandexpress.com.

The Nominating Committee recommends that the Board of Directors nominate the six directors named in this Proxy Statement for re-election at the Annual Meeting.

It is generally the policy of the Nominating Committee to consider stockholder recommendations of proposed director nominees if such recommendations are serious and timely received. Such recommendations should be submitted to the Secretary of the Company at 901 North Kansas Avenue, North Liberty, Iowa 52317, for consideration by the Nominating Committee at least 120 days prior to the first anniversary of the date of the proxy statement for the prior year's Annual Meeting, November 23, 2012, for director candidates to be considered for nomination for election at the 2013 Annual Meeting. In addition, any stockholder director nominee recommendation must include the following information:

•	the proposed nominee's name and qualifications and the reason for such recommendation;

•	the name and record address of the stockholder(s) proposing such nominee;

•	the number of shares of our common stock that are beneficially owned by such stockholder(s); and

•	a description of any financial or other relationship between the stockholder(s) and such nominee or between the nominee and the Company including any of the Company's subsidiaries.

In order to be considered by the Board, any candidate proposed by one or more stockholders will be required to submit appropriate biographical and other information equivalent to that required of all other director candidates.

Board Diversity. We do not have a formal policy regarding diversity in identifying nominees for directorship. We consider the Board to be diverse in terms of business experience, knowledge, and abilities.

Stockholder Communications. Stockholders may send communications to any director in writing by sending them to the director in care of the Secretary of Heartland Express at 901 North Kansas Avenue, North Liberty, Iowa 52317. The Secretary will forward all such written communications to the director to whom it is addressed.

Code of Ethics. The Board of Directors has adopted a Code of Business Conduct and Ethics for all employees and directors of the Company, and a Code of Ethics for Senior Financial Officers, as recommended by the Audit Committee. Such code constitutes a “code of ethics” within the meaning of Item 406(b) of Regulation S-K. Copies of the codes are available on the Company's website at www.heartlandexpress.com.

Compensation Committee Interlocks and Insider Participation

In 2011, our Compensation Committee was comprised of Richard O. Jacobson, Dr. Benjamin J. Allen, Lawrence D. Crouse, James G. Pratt and Dr. Tahira K. Hira (since October 2011). No member of the Compensation Committee is or has been an officer or employee of the Company, or has or had any relationship with the Company requiring disclosure under Item 404 of SEC Regulation S-K. During 2011, none of our executive officers served as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that had one or more executive officers serving as a member of our Board of Directors.

All compensation decisions affecting the executive officers of the Company are made by the Compensation Committee of the Board of Directors. The Committee deliberates and votes upon the compensation to be paid to each of the five executive officers. The Committee receives recommendations from the Company's Chief Executive Officer regarding the compensation of executive officers (other than the Chief Executive Officer).

Compensation Committee Report

Report of the Compensation Committee. In performing its duties, the Compensation Committee, as required by applicable rules and regulations promulgated by the SEC, issues a report recommending to the Board of Directors that our Compensation Discussion and Analysis be included in this Proxy Statement. The Report of the Compensation Committee follows.

The Report of the Compensation Committee shall not be deemed to be incorporated by reference into any filing made by us under the Securities Act of 1933 or the Exchange Act, notwithstanding any general statement contained in any such filings incorporating this Proxy Statement by reference, except to the extent we incorporate such report by specific reference.

Report of the Compensation Committee

We have reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on that review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

By the Members of the Compensation Committee:
Dr. Benjamin J. Allen (Chairman)
Lawrence D. Crouse
Richard O. Jacobson
James G. Pratt
Dr. Tahira K. Hira

Compensation Discussion and Analysis

Overview

The Compensation Committee assists the Board of Directors in its responsibilities relating to executive compensation and in fulfilling its responsibilities relating to our compensation and benefit programs and policies. The Compensation Committee may make recommendations with respect to our compensation plans and reviews and approves the compensation of executive officers. The Compensation Committee currently consists of five directors, all of whom are independent under applicable NASDAQ and SEC rules. The Compensation Committee receives recommendations from our Chief Executive Officer regarding the compensation of executive officers (other than the Chief Executive Officer).

Compensation Philosophy and Objectives

Our executive compensation policies are designed to achieve four primary objectives:

•	attract and retain well-qualified executives who will lead us and inspire superior performance;

•	provide incentives for achievement of corporate goals and individual performance;

•	provide incentives for achievement of long-term stockholder return; and

•	align the interests of management with those of the stockholders to encourage continuing increases in stockholder value.

Elements of Compensation

The components of compensation are intended to accomplish one or more of the compensation objectives discussed above. The Company has traditionally relied on base salaries as the primary source of compensation. Salaries and wages paid are very competitive in comparison to industry standards and the local business environment. Bonus incentives and equity–based incentives have been utilized periodically and are discretionary. The payment of such elements is based upon the economic environment and the operating results of the organization. The Company generally does not implement compensation elements for executive officers and all other employees that would create incentives to take undue risks. The Company has traditionally hired self-motivated employees who are driven by the successes and achievements of the organization.

Base Salary and Benefits. To attract and retain officers with exceptional abilities and talent, annual base salaries are set to provide competitive levels of compensation. The Compensation Committee considers each officer's performance, current compensation, and responsibilities within our Company. The Compensation Committee does not formally benchmark salary or total executive compensation against the executive compensation of any other company or group of companies. From time to time, the Compensation Committee has considered the form and level of compensation disclosed by other publicly traded truckload carriers, certain other transportation companies, and companies of similar size and market capitalization in general. However, the Compensation Committee does not use a peer group for compensation purposes. The Compensation Committee also considers past individual performance and achievements when establishing base salaries.

Annual Cash Bonus Incentives. Annual cash bonus incentives are sometimes used to reward our employees. Past bonus plans have been based on the percentage increase in growth of our fleet and revenue miles, and maintaining a certain level of customer service. There were not any targets established for annual cash bonuses and there were no cash bonuses paid during 2011 to the Named Executive Officers.

Longer-Term Equity-Based Incentives. A portion of potential career compensation is also linked to corporate performance through equity-based compensation awards, historically in the form of stock awards. Since going public in 1986, Mr. Russell Gerdin, our former Chief Executive Officer had contributed shares of our common stock from his personal holdings to two separate stock award plans. The plan participants have historically included our executive officers and other key personnel. The awarded stock vested incrementally over a five-year period and all previously issued stock awards for executive officers were fully vested as of March 7, 2007.

On July 11, 2011, a Special Meeting of Stockholders of Heartland Express, Inc. was held, at which meeting the approval of the
Heartland Express, Inc. 2011 Restricted Stock Award Plan (the "2011 Stock Plan") was ratified. The Plan is administered by the Compensation Committee. In accordance with and subject to the provisions of the Plan, the Compensation Committee has the authority to determine all provisions of awards of restricted stock, including, without limitation, the employees of the Company who will receive awards, the number of shares awarded to individual employees, the time or times when awards will be granted, restrictions and other conditions (including, for example, the lapse of time) to which the vesting of awards may be subject, and other terms and conditions and form of agreement to be entered into by the Company and employees subject to awards of restricted stock. The Compensation Committee may allocate all or any portion of its responsibilities and powers under the Plan to any one or more of its members, the Chief Executive Officer, or other senior members of management as the Committee deems appropriate. Per the terms of the awards, employees receiving awards will have all of the rights of a stockholder with respect to the unvested restricted shares including, but not limited to, the right to receive such cash dividends, if any, as may be declared on such shares from time to time and the right to vote such shares at any meeting of stockholders of the Company. All of our executive officers with the exception of Mr. Michael Gerdin were eligible for awards under the 2011 Stock Plan during 2011.

Stock awards under our equity-based compensation plan are designed to:

•	more closely align executive officer and stockholder interests;

•	reward key employees for building stockholder value; and

•	encourage long-term investment in the Company by participating officers.

Although we do not have specific stock ownership guidelines, the Compensation Committee believes that stock ownership by management has been demonstrated to be beneficial to stockholders. We have never granted stock options and have no plans to do so in the foreseeable future.

Tuition Plan. We maintain a tuition award program for the children of certain employees, including executive officers. Contributions to the program are based upon our performance. During 2011, we contributed $424,000 to the program, based upon 2010 performance. There were no payments to our executive officers under the tuition award program in 2011.

Retirement Plan. We have a qualified 401(k) savings plan that covers all employees, except for highly-compensated employees as defined by Internal Revenue code. None of our Named Executive Officers participate in the forgoing plan.

Deferred Compensation Plan. We have a non-qualified deferred compensation plan ("DC Plan") primarily for employees excluded from participation in our qualified retirement plan due to being highly compensated employees as determined by Internal Revenue limitations. The DC Plan is unfunded for tax purposes and for purposes of ERISA. The Named Executive Officers in this proxy statement are eligible to participate in the DC Plan. Employer contributions to the DC Plan are discretionary and subject to the approval of our Compensation Committee. Participants may elect to defer up to 100% of their salary, including any cash bonus, to the DC Plan. The election to defer compensation under the DC Plan is irrevocable for each plan year as of the beginning of each plan year. Participant contributions are made into a trust account for the purpose of administering and providing for payment of the deferred compensation under this plan. The investment of contributions are self-directed by participants within an established array of money market, equity and fixed income mutual funds. Investment in our common stock is prohibited under the DC Plan. We do not pay interest or other earnings on the invested contributions. Earnings are generated by the investments selected by the participants. The aggregate earnings on these investments, by each named executive officer who is a participant in the DC Plan, are included in the Nonqualified Deferred Compensation table and are attributable to the specific investments selected by each participant. Participants may change the designation of their investments at such times as mutually agreed by the parties. As of December 31, 2011, participants could change their investment designation on a daily basis. Participants elect in advance of the deferral of their compensation when the funds will be distributable. The aggregate vested balances of the participants are distributable, as designated by each participant, when the following occur: the participant's termination of employment; a change in control; the participant's death or disability; or obtaining retirement age. The DC Plan provides for distributions to be made in either a lump sum amount or installments.

Compensation Paid to Our Named Executive Officers During 2011

A summary of the Compensation Committee's considerations for setting the compensation for 2011, earned by, or paid to those persons who were at any time during 2011, (i) our Chief Executive Officers, (ii) our Chief Financial Officer, and (iii) our three other most highly compensated executive officers for the fiscal year ended December 31, 2011 (collectively, the "Named Executive Officers") are set forth below. The Compensation Committee evaluates and sets the compensation of our Chief Executive Officer differently than it does our other executive officers.

Compensation of Our Chief Executive Officers. The late Mr. Russell Gerdin served as the Company's Chief Executive Officer until September of 2011 and received a base salary only, with no bonus or long-term incentives until his retirement in September 2011. He was on a leave of absence from the Company during the majority of this time due to health reasons. The Compensation Committee recognized Mr. Russell Gerdin's substantial responsibility and contribution to our operating performance, operating margin, revenue and net income growth rates, and attainment of our goals, as well as his large stockholdings. At Mr. Russell Gerdin's request, his salary remained the same since 1986, and he never was paid a bonus. The Compensation Committee believed that Mr. Russell Gerdin's salary was reasonable compared to similarly situated executives, and that as a direct and indirect holder of a significant amount of the Company's outstanding stock, Mr. Russell Gerdin received an incentive through appreciation in the market value of the Company's stock. Because of Mr. Russell Gerdin's request, the Compensation Committee did not consider or recommend an increase in annual compensation or any incentive compensation for Mr. Russell Gerdin. Thus, the Company's performance directly affected Mr. Russell Gerdin, but not in the form of salary or bonuses.

During Mr. Russell Gerdin's leave of absence, Mr. Michael Gerdin assumed the responsibilities of the Chairman to the Board and Principal Executive Officer for SEC reporting purposes. Upon Mr. Russell Gerdin's retirement in September 2011, Mr. Michael Gerdin was promoted to Chairman of the Board and Chief Executive Officer. The Compensation Committee did not approve compensation for Mr. Michael Gerdin as Chief Executive Officer during 2011 but as President and Director and therefore increases to Mr. Michael Gerdin's salary were made based on the underlying factors used to compensate Other Named Executive Officers as further discussed below.

Compensation of Our Other Named Executive Officers. Our other Named Executive Officers are compensated through a mix of salary and incentive compensation. The Compensation Committee relies on the business experience of its members, the historical compensation levels of the Named Executive Officers, and its general understanding of compensation levels at public companies to determine that the CEO's recommendations with respect to the compensation levels and forms are appropriate. The form of compensation was consistent with past years, with compensation consisting primarily of salary.  Salaries paid are very competitive in comparison to industry standards and the local business environment. In addition, the Company relies on conservative operating principles and generally does not implement compensation elements for executive officers and all other employees that would create incentives to take undue risks. For each of the Named Executive Officers, the Compensation Committee considered, among other things, our financial and operating results during 2010, the duties and responsibilities of each executive, and the length of time each executive has been with the Company as further described in each executive's biography found herein.

Based on the foregoing, the Compensation Committee approved increases to our Named Executive Officers during 2011 as detailed in the table below. Our current Chief Executive Officer, Mr. Michael Gerdin, has been included in the following chart based on the fact he was President of the Company when the approved increases went into effect. All increases were made effective July 11, 2011 with the exception of Mr. Wilkinson. Mr. Wilkinson's increase was effective October 31, 2011.

Name and Principal Position	Previous Annualized Salary	New Annualized Salary	Increase
Michael J. Gerdin, President and Director	$235,000	$280,000	$45,000
John P. Cosaert, Executive Vice President of Finance, Treasurer and Chief Financial Officer	225,000	260,000	35,000
Richard L. Meehan, Executive Vice President of Marketing and Operations	225,000	260,000	35,000
Thomas E. Hill, Vice President, Controller, and Secretary	140,400	150,000	9,600
Dennis J. Wilkinson, Vice President Operations	127,140	132,600	5,460

All full-time, non-driver personnel are eligible for annual cash bonus incentives that are sometimes used to reward our employees. Past bonus plans have been based on the percentage increase in growth of our fleet and revenue miles, and maintaining a certain level of customer service. There were not any targets established for annual cash bonuses and there were no cash bonuses paid during 2011 to full-time, non-driver personnel, including the Named Executive Officers.

We believe that stock ownership by our Named Executive Officers helps to align the interests of such officers with the interests of stockholders in maximizing long-term stockholder value. This objective was advanced through the award of shares of restricted stock contributed by Mr. Russell Gerdin, our former Chief Executive Officer, to key employees, including certain Named Executive Officers, in 2002.

In December 2011, the Compensation Committee increased the stock ownership of certain Named Executive Officers along with other eligible employees with restricted stock awards under the 2011 Stock Plan. All grants during 2011 were awarded on December 14, 2011 and vest in increments of 20% on June 1, 2012, June 1, 2013, June 1, 2014, June 1, 2015 and June 1, 2016. The Plan was adopted for key management employees to provide long-term incentive through equity ownership. Through the 2011 Stock Plan we seek to provide executive officers and other key employees with incentive to maximize long-term stockholder value. For purposes of making awards to Named Executive Officers the Compensation Committee does not set objective performance- based targets. The Compensation Committee made the discretionary awards based upon consideration of the following factors; (1) the Company's operating performance, (2) the executive officer's team-building skills, (3) the executive officer's individual performance, (4) the executive officer's past performance, and (5) the executive officer's potential with the Company. Michael Gerdin did not receive an award in 2011.

Except as provided by the terms of the DC Plan and award notices under the 2011 Stock Plan, whereupon employer contributions to the DC Plan and unvested stock under the 2011 Stock Plan immediately become fully vested in the event of a change of control of our Company, there are no employment contracts, termination of employment agreements, change in control agreements, or other arrangements with our executive officers, including our Named Executive Officers, that provide for payment or benefits to any executive officer at, following, or in connection with a change in control of our Company, a change in an executive officer's responsibilities, or an executive officer's termination of employment, including resignation, severance, retirement, or constructive termination.

The Role of Stockholder Say-on-Pay Vote. At the Company's annual meeting of stockholders held on May 5, 2011, our stockholders had the opportunity to cast an advisory vote on the compensation of our executive officers (a “say-on-pay” proposal) as disclosed in our proxy statement for that meeting. Stockholders approved the say-on-pay proposal by the affirmative vote of 99.7% of the shares cast on that proposal. The Compensation Committee believes this affirms stockholders' support of the Company's approach to executive compensation, and did not change its approach during 2011. The Compensation Committee will continue to consider the outcome of the Company's say-on-pay proposals when making future compensation decisions for our Named Executive Officers.
At last year's annual meeting, our stockholders also had the opportunity to cast an advisory vote (a “say-on-frequency” proposal) on how often the Company should include a say-on-pay proposal in its proxy statements for future annual meetings. Stockholders had the choice of voting to have the say-on-pay vote every year, every two years or every three years. The frequency receiving the highest number of votes was every three years. In accordance with this vote, at the current time our Board of Directors has determined it will hold the say-on-pay advisory rule every three years.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION
PAID TO THE NAMED EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth information concerning the total compensation for the fiscal year 2011 awarded to, earned by, or paid to those persons, who were, our Named Executive Officers. There was no other compensation paid to our Named Executive Officers other than the salaries and stock awards detailed below.

Name and Principal Position	Year	Salary ($)	Aggregate Grant Date Fair Value of Restricted Stock Awards ($) (1)	Total ($)
Russell A. Gerdin, Former Chairman and Chief Executive Officer	2011	207,692	—	207,692
	2010	300,000	—	300,000
	2009	300,000	—	300,000
Michael J. Gerdin, Chief Executive Officer, Chairman, President and Director	2011	256,635	—	256,635
	2010	235,000	—	235,000
	2009	235,000	—	235,000
John P. Cosaert, Executive Vice President of Finance, Treasurer and Chief Financial Officer	2011	241,827	339,250	581,077
	2010	225,000	—	225,000
	2011	225,000	—	225,000
Richard L. Meehan, Executive Vice President of Marketing and Operations	2011	241,827	339,250	581,077
	2010	225,000	—	225,000
	2009	225,000	—	225,000
Thomas E. Hill, Vice President, Controller, and Secretary	2011	145,016	203,550	348,566
	2010	136,080	—	136,080
	2009	134,160	—	134,160
Dennis J. Wilkinson, Vice President Operations	2011	127,980	135,700	263,680

(1)
This column represents the aggregate grant date fair value of restricted stock grants computed in accordance with the Financial Accounting Standards Board authoritative guidance of stock-based compensation, which was $13.57 per share based on the market closing price of our stock on the grant date of December 14, 2011. These amounts reflect our accounting expense to be recognized over the vesting period of the restricted stock awards, and does not correspond to the actual value that will be recognized by the Named Executive Officers. No restricted stock awards were granted in 2010 and 2009.

Grants of Plan-Based Awards

The following table sets forth information concerning each grant of an award made to our Named Executive Officers during 2011. The awards detailed in the table below were discretionary and were not related to any performance based criteria which would change the amount of the award.

Name	Grant Date	Estimated Future Payouts under Equity Incentive Plan Awards (#) (1)			Grant Date Fair Value of Stock & Option Awards ($) (2)
		Threshold	Target	Maximum
Russell A. Gerdin	—	—	—	—	$—
Michael J. Gerdin	—	—	—	—	—
John P. Cosaert	December 14, 2011	—	25,000	—	339,250
Richard L. Meehan	December 14, 2011	—	25,000	—	339,250
Thomas E. Hill	December 14, 2011	—	15,000	—	203,550
Dennis J. Wilkinson	December 14, 2011	—	10,000	—	135,700

(1)	Represents the number of shares granted during 2011 with the potential to vest based on service requirements.
(2)	Market value of stock awards is based on the market closing price of our stock on December 14, 2011 grant date, which was $13.57 per share.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning all outstanding equity grants held by our Named Executive Officers as of December 31, 2011. There were no outstanding stock awards that vested during 2011. All outstanding equity awards are in shares of our Common Stock.

Name	Stock Award Grant Date	Number of Shares of Stock That Have Not Vested (#) (1)	Market Value of Shares of Stock That Have Not Vested ($) (2)
Russell A. Gerdin	—	—	$—
Michael J. Gerdin	—	—	—
John P. Cosaert	December 14, 2011	25,000	357,250
Richard L. Meehan	December 14, 2011	25,000	357,250
Thomas E. Hill	December 14, 2011	15,000	214,350
Dennis J. Wilkinson	December 14, 2011	10,000	142,900

(1)
Equity awards listed in this column represent restricted stock awards to our Named Executive Officers on December 14, 2011. These restricted stock awards are scheduled to vest 20% vest on June 1, 2012, 20% on June 1, 2013, 20% on June 1, 2014, 20% on June 1, 2015 and 20% on June 1, 2016.

(2)	Market value of stock awards was based on the market closing price of our stock on December 30, 2011, which was $14.29 per share.

Narrative to the Summary Compensation Table

See "Compensation Discussion and Analysis" for a complete description of our compensation plans pursuant to which the amounts listed under the Summary Compensation Table were paid or awarded and the criteria for such award or payment.

Nonqualified Deferred Compensation

The following table provides information with respect to the DC Plan as discussed in the Compensation Discussion and Analysis. The amounts shown include compensation earned and deferred in current and prior years, and earnings on, or distributions of, such amounts.

Name	Executive Contributions in 2011 ($)	Aggregate Earnings in 2011(1) ($)	Aggregate Balance at December 31, 2011(2) ($)
Russell A. Gerdin	—	—	—
Michael J. Gerdin	—	(3,756)	25,663
John P. Cosaert	—	17,787	789,581
Richard L. Meehan	78,000	(20,663)	711,682
Thomas E. Hill	14,502	(2,218)	281,857
Dennis J. Wilkinson	—	(8,788)	342,383

(1)
The amounts are limited to deferred compensation contributed or earned during 2011 and are not reported in the Summary Compensation Table because the amounts are not considered above-market or preferential earnings under the DC Plan.

(2)	The amounts were not required to be and were not reported in the Summary Compensation Table for prior years.

Narrative to Nonqualified Deferred Compensation

A complete description of our DC Plan is included in "Compensation Discussion and Analysis". Under the terms of the DC Plan, in the event of a change of control of our Company, the employer contributions to this plan immediately become fully vested. There were no employer contributions to the DC Plan during the year ended December 31, 2011.

Director Compensation Table

The following table provides information concerning the compensation of all directors for the fiscal year ended December 31, 2011.

Name	Fees Earned or Paid in Cash	Total
Dr. Benjamin J. Allen	$17,250	$17,250
James G. Pratt	28,250	28,250
Lawrence D. Crouse	18,250	18,250
Richard O. Jacobson	18,250	18,250
Dr. Tahira K. Hira	7,283	7,283

Narrative to Director Compensation Table

Prior to October 1, 2011, Directors who were not employees of the Company were paid a $5,000 annual retainer, which was paid in quarterly installments. Additionally, directors who are were not employees were compensated $1,000 for attendance at each Board of Directors meeting along with travel expenses. For each committee meeting attended, non-employee directors were paid $500. If the Audit Committee chairperson was a CPA, they received an additional $10,000 in annual compensation. Effective October 1, 2011, all Directors are paid an annual retainer of $40,000, paid in quarterly installments of $10,000, and no other compensation with the exception of the Audit Committee chairperson continuing to receive an additional $10,000 if a CPA.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, MANAGEMENT AND OTHERS

The following table sets forth, as of March 14, 2012, the number and percentage of outstanding shares of common stock beneficially owned by each person known by the Company to beneficially own more than 5% of such stock, by each director and Named Executive Officer of the Company, and by all directors and executive officers of the Company as a group.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

	Michael J. Gerdin, Chief Executive Officer, Chairman, President and Director
Common Stock	901 North Kansas Avenue, North Liberty, Iowa 52317	26,358,077 (1)	30.4%
	Richard O. Jacobson, Director
Common Stock	P.O. Box 224, Des Moines, IA 50301	285,413 (2)	*
	Dr. Benjamin J. Allen, Director
Common Stock	Room 20 Seerley Hall, Cedar Falls, Iowa 50614	1,588	*
	Lawrence D. Crouse, Director
Common Stock	P.O. Box 480, Burke, South Dakota 57523	11,662,942 (3)	13.4%
	James G. Pratt, Director
Common Stock	131 Main Street, Hills Iowa 52235	1,000	*
	Dr. Tahira K. Hira, Director
Common Stock	1750 Beardshear Hall, Ames, Iowa 50011	—	—
	John P. Cosaert, Executive Vice President
Common Stock	901 North Kansas Avenue, North Liberty, Iowa 52317	74,745	*
	Richard L. Meehan, Executive Vice President
Common Stock	901 North Kansas Avenue, North Liberty, Iowa 52317	67,976 (4)	*
	Thomas E. Hill, Vice President and Secretary
Common Stock	901 North Kansas Avenue, North Liberty, Iowa 52317	56,734	*
	Dennis J. Wilkinson, Vice President
Common Stock	901 North Kansas Avenue, North Liberty, Iowa 52317	11,530	*
	Prudential Financial, Inc.
Common Stock	751 Broad Street, Newark, New Jersey 07102-3777	5,103,482 (5)	5.9%
	Jennison Associates LLC
Common Stock	466 Lexington Avenue, New York, New York 10017	4,986,761 (6)	5.7%
	All directors and executive officers as a group
Common Stock	(10 individuals)	38,491,057	44.3%

*	Less than one percent (1%)
1
Includes (i) 26,340,659 shares of common stock owned by grantor retained annuity trusts established by Mrs. Ann Gerdin, the late Russell Gerdin's spouse, for the benefit of Mr. and Mrs. Gerdins' children ("Mrs. Gerdin's GRATS") of which Mr. Michael Gerdin is trustee and (ii) 17,418 shares owned by three trusts established for the benefit of Mr. and Mrs. Russell Gerdins' grandchildren. As the trustee of Mrs. Gerdin's GRATS, Mr. Gerdin has dispositive power and voting power of all shares owned by Mrs. Gerdin's GRATS. Mrs. Gerdin disclaims beneficial ownership over the shares of common stock owned by Mrs. Gerdin's GRATS. Mr. Michael Gerdin has shared voting and dispositive power over the shares of common stock held by three trusts established for the benefit of Mr. and Mrs. Russell Gerdins' grandchildren. Accordingly, beneficial ownership is disclaimed. Mr. Gerdin has sole voting power and dispositive power over 26,340,659 shares of common stock and shared voting and dispositive power over 17,418 shares of common stock.

2
All shares are owned by the Richard O. Jacobson Foundation, a private foundation established by Mr. Jacobson. Mr. Jacobson has voting and dispositive power over the shares, but neither he nor any of his family members may receive distribution from the foundations assets. Accordingly, beneficial ownership is disclaimed.

3
Includes (i) 47,565 shares of common stock held directly by Mr. Crouse, (ii) 1,936,276 shares of common stock represented by voting trust certificates which are owned by Gerdin Family Investments, LP ("GFI"), of which Mr. Crouse is the voting trustee, (iii) 2,043,372 shares of common stock owned by the 2005 Gerdin Children's Trust, of which Mr. Crouse is the trustee, (iv) 562,669 shares of common stock owned by the 2007 Gerdin Heartland Trust, of which Mr. Crouse is the trustee, (v) 7,015,000 shares of common stock owned by the 2009 Gerdin Heartland Trust, of which Mr. Crouse is the trustee, and (vi) 58,060 shares of common stock owned by ten trusts established for the benefit of Mr. and Mrs. Russell Gerdins' grandchildren, of which Mr. Crouse is a shared trustee. Mr. Crouse has sole voting power over 11,604,882 shares of common stock, sole dispositive power over 9,668,606 shares of common stock, and shared voting and dispositive power over 58,060 shares of common stock.

4	All shares of common stock are owned directly by Mr. Meehan except for 22,597 shares held by Mr. Meehan's wife. Mr. Meehan disclaims beneficial ownership of such shares.
5
Prudential Financial, Inc. has sole voting power over 518,471 shares, shared voting power of 2,630,565 shares, sole dispositive power over 518,471 shares and shared dispositive power over 4,585,011. Prudential Financial, Inc. is a Parent Holding Company and the indirect parent of the following Registered Investment Advisors; (i) The Prudential Insurance Company of America, (ii) Jennison Associates LLC, (iii) Prudential Investment Management, Inc., (iv) Quantitative Management Associates LLC.

6	Jennison Associates LLC has sole voting power over 4,859,630 shares and sole dispositive power over 4,986,721 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all reports that they file under Section 16(a). Based solely upon a review of the copies of such forms furnished to the Company, the Company believes that its officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them during the Company's preceding fiscal year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Audit Committee has established procedures relating to the review, approval, or ratification of any transaction, or any proposed transaction, in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any "related person" (as that term is defined in Instruction 1 to Item 404(a) of Regulation S-K) had or will have a direct or indirect material interest ("Interested Transactions"). Upon review of the material facts of all Interested Transactions, the Audit Committee will either approve or disapprove the Interested Transactions, subject to certain exceptions, by taking into account, among other factors it deems appropriate, whether the terms are arm's-length and the extent of the related person's interest in the transaction. No director may participate in any discussion or approval of an Interested Transaction for which he is a related party. If an Interested Transaction will be ongoing, the Audit Committee may establish guidelines for our management to follow in its ongoing dealings with the related party and then at least annually must review and assess ongoing relationships with the related party. No Interested Transactions were submitted to the Audit Committee for approval or ratification during 2011.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected KPMG LLP as the Company's independent registered public accounting firm for the current fiscal year ending December 31, 2012. The Audit Committee has also pre-approved the engagement of KPMG LLP to provide federal tax return preparation, advisory and related services to the Company during 2012 as well as an audit of the Company's 401(k) benefit plan. Although ratification by the stockholders of the selection of KPMG LLP as the Company's independent registered public accounting firm is not required by law or by the Bylaws of the Company, the Audit Committee believes it is appropriate to seek shareholder ratification of this appointment in light of the critical role played by the independent registered public accounting firm in auditing the Company's consolidated financial statements and the effectiveness of internal control over financial reporting. If this selection is not ratified at the Annual Meeting, the Audit Committee intends to reconsider its selection of an independent registered public accounting firm for the fiscal year ending December 31, 2012.

Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit and Other Fees

The following table shows the fees for professional services provided by KPMG LLP, the Company's independent registered public accounting firm, for the audit of our annual financial statements for each of the fiscal years ended December 31, 2011 and 2010, and the review of financial statements included in our quarterly reports on Form 10-Q during those periods, as well as fees billed by KPMG LLP for other services rendered during those periods:

	2011	2010
Audit Fees (1)	$247,922	$240,734
Audit-Related Fees (2)	11,500	—
Tax Fees (3)	24,000	22,150
All Other Fees	—	—
Total	$283,422	$262,884

(1)
Audit Fees represent fees billed for professional services rendered by the principal independent registered public accounting firm for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q, audits of internal controls over financial reporting, or services that are normally provided by such accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

(2)	Audit-Related Fees represent fees billed for assurance and related services associated with our 401(k) benefit plan by the principal independent registered public accounting firm.
(3)	Tax Fees represent fees billed for professional services rendered by the principal independent accountant for tax compliance, tax advice, and tax planning.

Audit Committee Pre-Approval Policy

The Company's Audit Committee approves all audit and non-audit services that KPMG LLP is engaged to perform in advance of any such engagement. There are no other specific policies or procedures relating to the pre-approval of services performed by KPMG LLP. No audit-related, tax, or other non-audit services were approved by the Audit Committee pursuant to the de minimus exception to the pre-approval requirement under Rule 2-01, paragraph (c)(7)(i)(C), of Regulation S-X during the fiscal year ended December 31, 2011.

Audit Committee Review

The Audit Committee has reviewed the services rendered by KPMG LLP during 2011 and has determined that the services rendered are compatible with maintaining the independence of KPMG LLP as the Company's independent registered public accounting firm.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.

Audit Committee Report for Fiscal 2011

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee's actions are governed by a written charter, which has been adopted by the Board of Directors. All of the members of the Audit Committee are independent as defined by Rule 5605(a)(2) of NASDAQ's listing standards, and also meet the additional independence and other requirements for audit committee membership under Rule 5605(c)(2) of those standards. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2011, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addition, the Audit Committee has discussed with the Company's independent registered public accounting firm its independence from management and the Company, including the matters in the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board, and considered the compatibility of non-audit services with the independent registered public accounting firm's independence.

In performing its duties, the Audit Committee has discussed the Company's financial statements, management's assessment of internal controls over financial reporting, and the effectiveness of internal controls over financial reporting with management and the Company's independent registered public accounting firm and, in issuing this report, has relied upon the responses and information provided to the Audit Committee by management and such accounting firm. For the fiscal year ended December 31, 2011, the Audit Committee (i) reviewed and discussed the audited financial statements, management's assessment of internal controls over financial reporting, and the effectiveness of internal controls over financial reporting with management and KPMG LLP, the Company's independent registered public accounting firm; (ii) discussed with the independent registered public accounting firm the matters required to be disclosed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended; (iii) received and discussed with the independent registered public accounting firm the written disclosures and the letter from such accounting firm required by applicable requirements of the Public Company Accounting Oversight Board and (iv) has discussed with the independent registered public accounting firm its independence. The Audit Committee met with representatives of the independent registered public accounting firm without management or other persons present one time during 2011.

Based on the foregoing reviews and meetings, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended
December 31, 2011, for filing with the SEC.

By the Members of the Audit Committee:
James G. Pratt, Chairman
Lawrence D. Crouse
Dr. Benjamin J. Allen
Richard O. Jacobson
Dr. Tahira K. Hira

PROPOSALS BY STOCKHOLDERS

Stockholder proposals intended to be presented at the 2013 Annual Meeting of the Stockholders of the Company must be received by the Company on or before November 23, 2012, to be eligible for inclusion in the Company's proxy materials relating to the meeting. The inclusion of any such stockholder proposals in such proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, including Rule 14a-8.
The Company must receive in writing any stockholder proposals intended to be considered at its 2013 Annual Meeting of Stockholders, but not included in the Company's proxy materials relating to the meeting, by February 6, 2013. Pursuant to Rule 14(a)-4(c)(1) under the Exchange Act, the proxy holders designated by an executed proxy in the form accompanying the Company's 2013 proxy statement will have discretionary authority to vote on any stockholder proposal that is considered at the 2013 Annual Meeting of Stockholders, but not received on or prior to the deadline described above.
Proposals must concern a matter that may be properly considered and acted upon at the annual meeting in accordance with applicable laws, regulations, and our bylaws, committee charters, and policies, and must otherwise comply with Rule 14a-8 of the Exchange Act and we reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements. All stockholder proposals should be sent via certified mail, return receipt requested, and addressed to Thomas E. Hill, Secretary, Heartland Express, Inc., 901 North Kansas Avenue, North Liberty, Iowa 52317.

OTHER MATTERS

The Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matters do properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote thereon in accordance with their judgment. The proxy will also have the power to vote for the adjournment of the meeting from time to time.

By order of the Board of Directors
/s/ Michael J. Gerdin
Michael J. Gerdin
Chairman of the Board
March 23, 2012
North Liberty, Iowa

HEARTLAND EXPRESS, INC.
901 N KANSAS AVENUE
NORTH LIBERTY, Iowa 52317-4726
Attn: Thomas E. Hill

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 M. Gerdin 02 R. Jacobson 03 B. Allen 04 L. Crouse 05 J. Pratt
06 T. Hira

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2 Ratification of the Appointment of KPMG LLP as the Independent Registered Public Accounting Firm of the Corporation for 2012.	☐	☐	☐

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as name(s) appear(s) on this Proxy. Joint owners should each sign personally. Corporation Proxies should be signed by an authorized officer. When signing as executors, administrators, trustees, etc., give full title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

HEARTLAND EXPRESS, INC.
Annual Meeting of Stockholders
May 10, 2012 8:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints M. Gerdin and J. Pratt as Proxies, each with the power to appoint his or her substitution, and hereby authorizes them to represent and to vote as designated below, all the shares of Common Stock of Heartland Express, Inc. held of record by the undersigned on March 14, 2012 at the annual meeting of stockholders to be held at 8:00 AM, CDT on May 10, 2012 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If No Direction is Made, this Proxy will be Voted "For" Proposals 1 and 2.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side